UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2020

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SAExploration Holdings, Inc.

(Exact name of registrant as specified in its charter)

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Delaware

(State or other jurisdiction of incorporation)

001-35471

(Commission file number)

27-4867100

(IRS Employer Identification No.)

1160 Dairy Ashford Rd., Suite 160, Houston, Texas 77079

(Address of principal executive offices) (Zip Code)

(281) 258-4400

(Company's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14(d)-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	SAEX	NASDAQ Capital Market

Item 8.01 Other Events.

On April 14, 2020, SAExploration Holdings, Inc. (the “Company”, “we”, “our” or “us”) filed its Annual Report on Form 10–K for the fiscal year ended December 31, 2019 (the “Original Filing”) with the Securities and Exchange Commission (the “SEC”). The Original Filing omitted the information required by Items 10 through 14 of Part III of Form 10–K (the “Part III Information”) in reliance on General Instruction G(3) to Form 10–K, which permits the Part III Information to be incorporated in the Form 10–K by reference from a definitive proxy statement or an amendment to the Original Filing if such statement or amendment is filed with the SEC no later than 120 days after the end of the fiscal year covered by the Original Filing. The Company expects to file an Amendment No. 1 to Annual Report on Form 10–K/A (the “Form 10–K/A”) with the SEC to include the Part III Information because the Company will not file a definitive proxy statement within 120 days after the end of the fiscal year covered by the Original Filing. The Company does not anticipate any changes to the Original Filing other than the Part III Information.

The Company will be relying on the SEC’s Order under Section 36 of the Securities Exchange Act of 1934 Modifying Exemptions From the Reporting and Proxy Delivery Requirements for Public Companies dated March 25, 2020 (Release No. 34–88465) to delay the filing of the Form 10–K/A due to circumstances related to the COVID–19 coronavirus.

As previously disclosed in the Company’s Current Report on Form 8–K filed with the SEC on March 30, 2020, in response to the COVID–19 coronavirus outbreak and out of an abundance of caution, the Company’s personnel (other than its active survey crews) have been working remotely as much as possible since on or about March 14, 2020. Further, during the week of March 22, 2020, Brazoria, Chambers, Fort Bend, Galveston, Harris, Liberty and Montgomery Counties (all counties in the state of Texas) issued various orders further limiting the Company’s ability to conduct its normal business operations. The Company’s headquarters and most of its management and financial, accounting and legal personnel, as well as certain of the Company’s professional advisors are all located in these counties. The disruptions in staffing, communications and access to personnel resulted in delays, limited support and insufficient time to complete the Company’s audit of its financial statements and internal control assessment and to complete its financial reporting process and prepare the Original Filing. The delay in completing the Original Filing together with the continuing disruptions described above have delayed the Company’s ability to process and prepare the Form 10–K/A.

While there can be no assurances, the Company plans to file the Form 10–K/A with the SEC on or before May 15, 2020 (which is also the filing deadline for the Company’s Quarterly Report on Form 10–Q for the quarterly period ended March 31, 2020), but, in any event, no later than June 13, 2020 (which is 45 days from the Form 10–K/A’s original filing deadline of April 29, 2020).

Please see “Item 1A. Risk Factors” of the Original Filing for risk factors describing the impact of the COVID–19 coronavirus on our business, financial condition and results of operations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2020 SAExploration Holdings, Inc.

By: /s/ Kevin Hubbard

Name: Kevin Hubbard

Title: Interim Chief Financial Officer

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